UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-3735

The New Economy Fund
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

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The right choice for the long term®

The New Economy Fund

A wide compass: A look at your fund’s investment universe

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Annual report for the year ended November 30, 2005

The New Economy Fund® seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
Chart: The value of a long-term perspective	3
Feature: A wide compass	4
Summary investment portfolio	10
Financial statements	15
Additional information	26
Trustees and officers	32
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2005 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	+5.73%	+0.17%	+8.73%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

Other share class results and important information can be found on page 31.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the fund’s prospectus.

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Fellow shareholders:

The New Economy Fund made solid progress during its 2005 fiscal year. The value of your investment increased 13.8% for the 12 months ended November 30; this return includes reinvestment of the dividend of 7.5 cents a share that was paid in December 2004.

The fund also did well on a relative basis, outpacing all of its relevant benchmarks. The unmanaged Global Service and Information Index, which tracks the types of companies New Economy invests in, gained 10.4% for the year. The index represents roughly 60% of the world’s stock market capitalization, as measured by the unmanaged MSCI World Index. The fund also finished ahead of the 12.8% total return of its peer group, as measured by the Lipper Multi-Cap Growth Funds Index.

Global markets finish strong

The fiscal year, which began in December 2004, proved to be a study in contrasts. Global stock markets languished through the first half of the reporting period, weighed down by soaring oil prices and rising interest rates. They shook off their doldrums by early summer, however, as investors were heartened by improving economic conditions around the world. U.S. stocks joined in the rally somewhat later. The unmanaged Standard & Poor’s 500 Composite Index rose 8.4% for the year — and nearly 4% in November alone.

Stock returns were more vigorous outside the United States, especially in Asia and in most developing markets. India, Korea and Mexico each gained more than 30%.1 Brazil advanced more than 70%, a substantial portion of which came from appreciation of the Brazilian currency against the dollar. In contrast, headwinds created by a strengthening dollar against the yen reduced the return on Japanese stocks to a still-robust 21.6%. In Europe, where markets were more muted, currency issues likewise dampened returns for U.S. investors, although even when measured in dollars, gains were generally strong.

Overall, The New Economy Fund benefited from its ability to invest globally. Nearly 30% of net assets are held outside the United States, up from 26% a year ago. About 15% is concentrated in Asia and 6% in developing markets.

1 Unless otherwise indicated, country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars.

[Begin Sidebar]
Results at a glance     Average annual total returns (with all distributions reinvested)

	1 year 12/1/04-11/30/05	5 years 12/1/00-11/30/05	10 years 12/1/95-11/30/05	Lifetime 12/1/83-11/30/05

The New Economy Fund	+13.8%	+1.1%	+9.1%	+12.3%
Lipper Multi-Cap Growth Funds Index	+12.8	-2.4	+7.1	+10.7
Global Service and Information Index*†	+10.4	+0.2	+8.1	N/A
Standard & Poor’s 500 Composite Index*	+8.4	+0.6	+9.3	+12.5

*Unmanaged
†	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[End Sidebar]

Broad gains in the portfolio

There was broad strength throughout the portfolio: Of 118 equities held over the full year, 80 rose in price. Several large portfolio holdings made significant contributions to the fund’s return. Google, our largest position, was particularly noteworthy, gaining 121.3% in price for the 12 months. Schlumberger, which services the petroleum industry, participated handily in the recent run-up in energy stocks, increasing 45.9%; within this sector, BJ Services, Baker Hughes and Weatherford International all appreciated upward of 25%. Lowe’s Companies, the building retailer, gained 22.0% in price for the year.

Among industries, non-U.S. financial firms did very well, in many cases outpacing the markets in which they are traded. Standouts included Indian banks HDFC (+34.1%) and ICICI (+52.0%); Kookmin (+72.3%), Daegu (+108.5%) and Pusan (+58.2%) of Korea; and European concerns Société Générale (+23.4%) and ING (+17.9%). We began building many of these positions during the previous year and have continued to add to them. Currently, more than 15% of New Economy’s assets are invested in banks and other financial services businesses.

Other notable gainers in the portfolio included Express Scripts (+134.7%) and Aetna (+56.1%), providers of health care services; retailers Yamada Denki (+139.0%) and Wal-Mart de México (+58.0%); and technology-related companies such as Taiwan Semiconductor Manufacturing (+27.1%) and Corning (+61.0%).

At the other end of the spectrum, U.S. financial institutions fared less well, due in part to a series of hikes in the federal funds rate by the Federal Reserve Board. Mortgage provider Freddie Mac (-8.5%), a fairly large holding in the fund, was further hobbled by accounting issues; longer term we are optimistic about the company’s prospects. Some of our telecommunications holdings did poorly. Telefónica (-12.4%), France Télécom (-20.2%) and Vodafone (-20.5%) all declined sharply, although Qwest Communications (+31.0%) and Telekom Austria (+33.2%) bucked their industry’s trend. Finally, old-line media conglomerates were mostly lackluster. We substantially reduced our positions in Time Warner (+1.5%) and News Corp. (-16.3%) during the year.

Looking forward

In the face of two devastating hurricanes, soaring oil prices and rising short-term interest rates, the United States economy has demonstrated remarkable durability. Growth appears to be progressing at a steady clip. Consumer spending remains solid, the labor market is improving and productivity gains are helping businesses contain costs. Information and services companies are among the greatest beneficiaries of this prosperity: software developers, banks, retailers, health care providers and the like. These are the types of companies in which The New Economy Fund invests.

Other trends should likewise bode well for the fund — globalization, for example, and the growing importance of the Internet. Improvements in living standards for some of the world’s developing countries are stimulating demand for a wide array of products and services; increasingly, these countries are themselves becoming attractive markets in which to invest. We have been following all of these developments closely. As always, we are seeking those companies we believe are best positioned and most attractively valued.

Cordially,

/s/ Gordon Crawford	/s/ Timothy D. Armour
Gordon Crawford	Timothy D. Armour
Vice Chairman of the Board	President

January 10, 2006

For current information about the fund, visit americanfunds.com.

William H. Kling, an independent trustee of the fund since 1987, has been elected non-executive chairman of the board. Gordon Crawford, the previous chairman, has been elected vice chairman. As independent board chair, Mr. Kling will chair board meetings, including executive sessions of the independent trustees, and will be responsible for board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

Where the fund’s assets are invested (percent of net assets)

As of November 30, 2005

[begin pie chart]

•	United States	61.0%
•	Asia & Pacific Basin	15.0
•	Europe	12.0
•	Other (including Latin America)	2.3
•	Short-term securities and other assets less liabilities	9.7

[end pie chart]

As of November 30, 2004

[begin pie chart]

•	United States	66.7%
•	Europe	12.3
•	Asia & Pacific Basin	11.6
•	Other (including Latin America)	1.9
•	Short-term securities and other assets less liabilities	7.5

[end pie chart]

The value of a long-term perspective

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2005, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $122,035 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 12.0%. The fund’s year-by-year results appear under the chart.

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Year-Ended November 30	New Economy Fund[1,3]	S&P 500[3] with dividends reinvested	Lipper Multi-Cap Growth Funds Index[3,4]	Consumer Price Index[5] (inflation)	Original investment
12/1/1983	$9,425	$10,000	$10,000	$10,000	$10,000
1984	9,478	10,295	9,117	10,405	10,000
1985	13,135	13,276	11,474	10,771	10,000
1986	15,939	16,949	14,182	10,909	10,000
1987	15,082	16,154	13,143	11,403	10,000
1988	18,449	19,915	15,718	11,887	10,000
1989	25,252	26,047	21,465	12,441	10,000
1990	21,871	25,143	19,635	13,221	10,000
1991	26,395	30,246	25,951	13,617	10,000
1992	32,619	35,823	30,838	14,032	10,000
1993	42,601	39,433	34,947	14,407	10,000
1994	41,348	39,845	34,809	14,792	10,000
1995	50,949	54,560	47,089	15,178	10,000
1996	58,591	69,753	56,344	15,672	10,000
1997	71,268	89,635	67,444	15,958	10,000
1998	88,183	110,844	76,462	16,206	10,000
1999	124,962	134,002	107,933	16,630	10,000
2000	115,668	128,346	105,958	17,204	10,000
2001	95,236	112,670	80,512	17,530	10,000
2002	79,002	94,072	61,957	17,915	10,000
2003	95,764	108,259	76,078	18,231	10,000
2004	107,251	122,166	83,259	18,874	10,000
2005	122,035	132,473	93,933	19,526	10,000

Year ended November 30	’84	’85	’86	’87	’88	’89	’90	’91
Total value Dividends reinvested	—	$199	140	367	315	421	565	588
Value at year-end[2]	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395
NEF Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7

Year ended November 30	’92	’93	’94	’95	’96	’97	’98	’99
Total value Dividends reinvested	327	189	307	516	578	455	421	540
Value at year-end[2]	32,619	42,601	41,348	50,949	58,591	71,268	88,183	124,962
NEF Total return	23.6	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7
Year ended November 30	’00	’01	’02	’03	’04	’05
Total value Dividends reinvested	585	—	—	—	58	394
Value at year-end[2]	115,668	95,236	79,002	95,764	107,251	122,035
NEF Total return	(7.4)	(17.7)	(17.0)	21.2	12.0	13.8

[end mountain chart]

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 All results are calculated with dividends and capital gains reinvested.
4 This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2005)*

	1 year	5 years	10 years
Class A shares	+7.22%	-0.12%	+8.48%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

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A wide compass:
A look at your fund’s investment universe

The New Economy Fund seeks growth by investing in some of the most dynamic sectors of the global economy: information and services companies. Within these parameters, the fund’s portfolio encompasses a broad spectrum of companies. As industries as diverse as technology, financial services and health care become increasingly intrinsic to how we operate our businesses and manage our lives, the fund’s investment options continue to expand.

We recently brought together a number of The New Economy Fund’s investment professionals to share their views on where they’re finding attractive opportunities and how they choose them for the fund. Joining Gordon Crawford, the fund’s vice chairman and a portfolio counselor, are portfolio counselors Tim Armour, who is also the fund’s president, Claudia Huntington and Mark Denning. Dylan Yolles, a technology analyst and the fund’s research portfolio coordinator, also participated.

A global reach

Gordon: One of the first things I’d mention about the fund’s investment universe is that it literally covers the world. While the largest portion of assets is still in the U.S., the international component of the portfolio has been increasing steadily, from 19% of net assets four years ago to 29% today. Including the U.S., The New Economy Fund is currently invested in some 29 countries.

Tim: In fact, the non-U.S. component is as high as it’s been in some time, and represents a combination of new investments and the healthy returns of international stocks over the past year or so. A good part of that increase has come from developing regions of the world. More than 6% of assets are in markets such as India, Mexico and Brazil. If you include Korea and Taiwan — two countries we feel have successfully crossed into developed market territory — that figure rises to nearly 10%. This exposure is entirely consistent with New Economy’s mandate to invest in the world’s most rapidly growing areas. As these countries build infrastructure, improve health standards and grow their consumer markets, we are busy finding the banks, wireless operators, retailers and technology companies that are capitalizing on that amazing growth.

Gordon: It wouldn’t surprise me if, over the next 20 years, three-quarters of the world’s growth comes from developing economies, particularly in Asia. These regions represent populations larger than the U.S. by several orders of magnitude. There are roughly 4 billion people moving up the disposable income ladder, with tremendous aspirational desires for cars, homes, clean water, cell phones, televisions and so on. Contrast that with a country like Japan, which is dealing with an aging population and a sluggish economic outlook, and you can see a good case for investing in the developing markets.

[Begin Sidebar]
Developing growth

More than 6% of New Economy’s assets are in developing markets. If you include Korea and Taiwan — two countries that have successfully transitioned into developed markets — the fund’s exposure rises to nearly 10%.

Brazil	Mexico
China	Philippines
India	Russia
Indonesia	Taiwan
Korea	Thailand
Malaysia

[End Sidebar]

[Begin Sidebar]
[photo - Gordon Crawford]

[Begin Photo Caption]
“It wouldn’t surprise me if, over the next 20 years, three-quarters of the world’s growth comes from developing economies.”
— Gordon Crawford
[End Photo Caption]
[End Sidebar]

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Claudia: Gordy, as you and I know from personal experience, many of these opportunities didn’t even exist when the fund began 22 years ago. At the end of our first fiscal year, for example, about 85% of the fund’s assets were invested in the U.S., with very small holdings in only six other countries. Since then, of course, trade barriers have relaxed, global exports and money flows have intensified, and financial markets have become more and more transparent. These trends notwithstanding, though, I think it’s important to stress that our convictions always come from the bottom up and not the other way around. So we don’t decide we want to be invested in “x” country and then look for investments there. Rather, we seek companies with above-average growth prospects — wherever they’re located. A large concentration in a single country simply reflects that we’ve found a lot of companies there that we like. This distinction is crucial to our long-term strategy.

The span of the “new economy”

Gordon: Mark, as a longtime portfolio counselor for the American Funds who has recently joined New Economy, what has been the major difference in investing for this fund?

Mark: The first thing I did when I began looking at companies for the fund was to ask myself, ‘Is the objective still relevant?’ And I quickly concluded that it’s actually more relevant than ever. I’ve been following and investing in a wide range of companies for many years now. If there’s one constant I’ve observed, it’s that the power of information and services, and the innovation we’re seeing in those areas, is only accelerating. From outsourcing trends in India to the migration of large pharmaceutical companies to Eastern Europe — these are all part of major changes within the new global economy.

Tim: We’ve often emphasized that New Economy doesn’t conform to popular definitions of “the new economy.” Since its inception, the fund’s purview has gone well beyond technology, telecommunications and media. As you can see in the list of holdings at the back of this report, we also invest in companies that specialize in business services, retail and finance, to name just a few. None of these industries are new, yet they are always evolving and our investments evolve with them. More recently, for example, we’ve been introducing a number of pharmaceutical and medical technology companies, businesses whose greatest value lies in research and intellectual property.

Gordon: That’s not to say that technology and related industries are unimportant in the portfolio. More than a quarter of the fund’s assets are invested in companies that develop sophisticated software, communications equipment and semiconductors. And the Internet, of course, has driven — and will continue to drive — enormous changes in corporations and in our personal lives. New Economy is well-positioned to take advantage of these changes. Among our largest holdings are Google, Yahoo! and IAC/InterActiveCorp. This last company alone manages more than 20 different businesses, from Ticketmaster to LendingTree to Match.com.

[Begin Sidebar]
[photo - Tim Armour]

[Begin Photo Caption]
“Since its inception, the fund’s purview has gone well beyond popular definitions of the ‘new economy.’”
  — Tim Armour
[End Photo Caption]
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[End Sidebar]

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Dylan: As a technology analyst, I try to adopt a long-term investment perspective. Companies with a hot product and strong near-term earnings momentum are often richly valued by the market, even if their long-term prospects may be weak. Conversely, the market may undervalue companies that have recently stumbled but still have good prospects down the line. To identify those in the latter category, I try to understand their business strategies, the quality of their management teams, the competitive dynamics of their markets and whether the stock price is below my estimate of its intrinsic value.

Multiple investment styles

Claudia: There’s another potent method we have for maximizing the diversity of the fund’s investments, and it’s inherent in our management structure. It’s called the multiple portfolio counselor system, and is used for all of the American Funds. The New Economy Fund has four portfolio counselors, each of whom independently manages his or her portion of assets. Because there’s no house style, each of us brings our strongest skills to the job of investing. Not everyone is equally successful in every type of market. Some of us are better in up markets, others in down markets, still others in markets that kind of bounce around. Longer term, that’s a great benefit for shareholders.

Gordon: My own style, for example, is more aggressive than my colleagues’. I like companies I believe will sustain above-average growth for a long period of time and am willing to pay a relatively high price for the stock in return for that potential. My biggest holding is Google, which has a higher price/earnings multiple than many other holdings in the portfolio, but which has grown stupendously in the 15 months since it was first offered to the public. Interestingly, the stock’s P/E ratio hasn’t changed much because Google’s earnings have risen so dramatically.

Tim: In contrast, I don’t like to pay high valuations for companies. My own preference is for companies with a proven track record of growth whose stocks are trading at reasonable valuations. Right now, I have a fair exposure to financials, particularly those outside the U.S. These are solid, cash-generative businesses that offer a “guarantee” of sorts in the form of dividends. Many of them have seen double-digit earnings increases, which have not been fully priced into the stock.

[Begin Sidebar]
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[photo - Claudia Huntington]

[Begin Photo Caption]
“Because there’s no house style, each of us brings our strongest skills to the job of investing.”
— Claudia Huntington
[End Photo Caption]
[End Sidebar]

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Dylan: Another unique feature of the multiple portfolio counselor system is the research portfolio. Roughly 20% of assets are set aside for the fund’s analysts, who can invest in the industries that they follow. At the moment, about 15 analysts are participating in the research portfolio. The stocks they invest in are an important element of the fund’s overall returns and they also help signal to portfolio counselors the analysts’ strongest convictions.

[Begin Sidebar]
A growing share

The information and services sectors of the stock market have continued to expand as innovations create new industries and new investment opportunities. These companies, currently valued at $12.7 trillion, account for close to 60% of the world’s stock market capitalization.

[begin pie chart]

•	Financials	23.0%
•	Information technology	11.5
•	Consumer discretionary	7.3
•	Telecommunication services	4.2
•	Utilities	3.6
•	Industrials	2.9
•	Consumer staples	2.2
•	Health care	1.7
•	Energy	1.1
•	Non-service & information	42.5
[end pie chart]

Source: Global Service and Information Index (for sectors) and MSCI World Index (for world stock market capitalization). Both indexes are unmanaged. Figures are as of 11/30/05.
[End Sidebar]

[Begin Sidebar]
[photo - Dylan Yolles]

[Begin Photo Caption]
“As a technology analyst, I try to adopt a long-term investment perspective.”
— Dylan Yolles
[End Photo Caption]
[End Sidebar]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

An enduring premise

Gordon: The New Economy Fund has done very well this year, both in relative and absolute terms: up 13.8% for the 12 months, and ahead both of its peer group, as measured by the Lipper Multi-Cap Growth Funds Index, and the unmanaged Standard & Poor’s 500 Composite Index. It’s impossible to predict, of course, but we may be seeing the glimmers of a turnaround — a signal, perhaps, for a renewed appreciation for the kinds of companies the fund concentrates on.

Tim: One of the advantages of a two-decade-plus history is that it gives you a more pragmatic perspective on the vagaries of financial markets. I think we’re all optimistic about our holdings in the fund, but there will be times when market conditions work against us. We saw this happen in the first half of this decade, when investors turned away from technology-related sectors, in part as a reaction to the bubble that preceded it. That said, we’re convinced that New Economy’s original premise still holds: that focusing on service- and information-based companies around the world will amply reward patient, disciplined investors. As these businesses continue to grow and innovate, we’ll be there to capture the best opportunities we can find for shareholders.

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[Begin Sidebar]
The multiple portfolio counselor system

The New Economy Fund’s four portfolio counselors bring a collective 115 years of investment experience to managing your investment.

Portfolio counselor	Years of experience

Gordon Crawford	35
Claudia Huntington	33
Timothy Armour	23
Mark Denning	24

Years of experience as of February 2006.
[End Sidebar]

Summary investment portfolio, November 30, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry group diversification	assets

Software & services	16.16%
Banks	12.29
Retailing	9.91
Semiconductors & semiconductor equipment	6.78
Telecommunication services	6.19
Other industries	38.50
Convertible securities	.46
Short-term securities & other assets less liabilities	9.71
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 89.83%		(000)	assets

Software & services - 16.16%
Google Inc., Class A (1)	594,000	$240,564	3.10%
Microsoft Corp.	6,380,000	176,790	2.28
Yahoo! Inc. (1)	3,666,000	147,483	1.90
SOFTBANK CORP.	1,100,000	88,618	1.14
Affiliated Computer Services, Inc., Class A (1)	1,263,000	70,450.91
First Data Corp.	1,484,000	64,213.83
Akamai Technologies, Inc. (1)	3,173,990	63,353.82
Oracle Corp. (1)	4,870,000	61,216.79
CNET Networks, Inc. (1)	4,080,000	61,159.79
Other securities		279,630	3.60
		1,253,476	16.16

Banks - 12.29%
Freddie Mac	1,830,000	114,284	1.47
HDFC Bank Ltd.	6,196,000	92,785	1.20
Société Générale	675,500	80,490	1.04
Wells Fargo & Co.	1,100,000	69,135.89
ICICI Bank Ltd.	4,660,000	54,661
ICICI Bank Ltd. (ADR)	400,000	10,188.83
Pusan Bank	5,160,000	63,230.81
City National Corp.	799,800	58,409.75
UniCredito Italiano SpA (Germany)	6,750,000	42,005
UniCredito Italiano SpA (Italy)	1,700,000	10,529.68
Other securities		357,822	4.62
		953,538	12.29

Retailing - 9.91%
Target Corp.	3,150,000	168,556	2.17
Lowe's Companies, Inc.	1,680,000	113,366	1.46
IAC/InterActiveCorp (1)	3,772,500	104,159	1.34
Expedia, Inc. (1)	3,290,000	81,559	1.05
Limited Brands, Inc.	2,670,000	59,407.77
Yamada Denki Co., Ltd.	577,000	59,166.76
Other securities		182,582	2.36
		768,795	9.91

Semiconductors & semiconductor equipment - 6.78%
Texas Instruments Inc.	3,350,000	108,808	1.40
Taiwan Semiconductor Manufacturing Co. Ltd.	47,475,820	84,398	1.09
Maxim Integrated Products, Inc.	1,800,000	65,790.85
Other securities		266,993	3.44
		525,989	6.78

Telecommunication services - 6.19%
Qwest Communications International Inc. (1)	16,100,000	84,364	1.09
Sprint Nextel Corp.	2,650,000	66,356.85
Koninklijke KPN NV	6,026,500	59,735.77
Other securities		269,784	3.48
		480,239	6.19

Media - 5.77%
Liberty Global, Inc., Class A (1)	2,338,998	52,183
Liberty Global, Inc., Class C (1)	2,460,194	51,098	1.33
Liberty Media Corp., Class A (1)	11,260,000	86,477	1.11
Other securities		258,213	3.33
		447,971	5.77

Energy - 4.06%
Schlumberger Ltd.	1,475,000	141,202	1.82
BJ Services Co.	1,500,000	54,975.71
Other securities		119,167	1.53
		315,344	4.06

Commercial services & supplies - 3.67%
United Stationers Inc. (1)	1,231,300	60,334.78
Rentokil Initial PLC	21,500,000	60,035.77
Monster Worldwide Inc. (1)	1,410,000	54,849.71
Other securities		109,565	1.41
		284,783	3.67

Technology hardware & equipment - 3.48%
Cisco Systems, Inc. (1)	4,329,200	75,934.98
Corning Inc. (1)	3,050,000	61,762.80
Other securities		132,300	1.70
		269,996	3.48

Diversified financials - 2.86%
Capital One Financial Corp.	750,000	62,295.80
J.P. Morgan Chase & Co.	550,000	21,037.27
Other securities		138,568	1.79
		221,900	2.86

Health care equipment & services - 2.75%
Express Scripts, Inc. (1)	650,000	54,899.71
Other securities		158,145	2.04
		213,044	2.75

Insurance - 2.00%
American International Group, Inc.	1,363,985	91,578	1.18
Other securities		63,450.82
		155,028	2.00

Consumer services - 1.96%
Carnival Corp., units	1,800,000	98,082	1.26
Other securities		54,194.70
		152,276	1.96

Transportation - 1.67%
Other securities		129,619	1.67

Utilities - 1.51%
Reliance Energy Ltd.	4,410,003	56,488.73
Other securities		60,264.78
		116,752	1.51

Food and staples retailing - 1.40%
Other securities		108,216	1.40

Other - 2.50%
Roche Holding AG	360,000	54,092.70
Other securities		139,999	1.80
		194,091	2.50

Miscellaneous - 4.87%
Other common stocks in initial period of acquisition		378,100	4.87

Total common stocks (cost: $5,646,246,000)		6,969,157	89.83

Convertible securities - 0.46%
Total convertible securities (cost: $36,546,000)		35,714.46

	Principal amount
Short-term securities - 9.91%	(000)
Wal-Mart Stores Inc. 3.84%-4.08% due 12/5/2005-1/31/2006 (2)	$95,600	95,132	1.23
Federal Home Loan Bank 3.72%-4.05% due 12/9/2005-1/13/2006	70,050	69,908.90
Preferred Receivables Funding Corp. 4.14%-4.16% due 1/5-1/13/2006 (2)	52,800	52,534
J.P. Morgan Chase & Co. 4.01% due 12/7/2005	15,000	14,988.87
Pfizer Inc 3.975%-4.105% due 12/8/2005-1/4/2006 (2)	64,700	64,558.83
Variable Funding Capital Corp. 4.04%-4.16% due 12/19/2005-1/18/2006 (2)	60,000	59,802.77
Procter & Gamble Co. 3.80%-3.91% due 12/1-12/20/2005 (2)	59,000	58,902.76
International Lease Finance Corp. 4.005% due 12/15/2005	36,400	36,339.47
Freddie Mac 3.80%-4.14% due 12/21/2005-1/24/2006	35,900	35,779.46
Other securities		281,105	3.62

Total short-term securities (cost: $769,049,000)		769,047	9.91

Total investment securities (cost: $6,451,841,000)		7,773,918	100.20
Other assets less liabilities		(15,709)	(.20)

Net assets		$7,758,209	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $502,788,000, which represented 6.48% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilitiesat November 30, 2005
	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $6,451,841)		$7,773,918
Cash denominated in non-U.S. currencies
(cost: $3,986)		3,835
Cash		132
Receivables for:
Sales of investments	$19,181
Sales of fund's shares	7,226
Dividends and interest	9,528	35,935
		7,813,820
Liabilities:
Payables for:
Purchases of investments	38,899
Repurchases of fund's shares	6,248
Investment advisory services	2,301
Services provided by affiliates	4,786
Deferred Trustees' compensation	782
Other fees and expenses	2,595	55,611
Net assets at November 30, 2005		$7,758,209

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,025,641
Undistributed net investment income		41,784
Accumulated net realized loss		(628,729)
Net unrealized appreciation		1,319,513
Net assets at November 30, 2005		$7,758,209

Shares of beneficial interest issued and outstanding - unlimited shares authorized (338,262 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$7,060,844	307,248	$22.98
Class B	185,232	8,402	22.05
Class C	96,344	4,386	21.96
Class F	114,025	4,983	22.88
Class 529-A	51,190	2,233	22.93
Class 529-B	9,742	437	22.28
Class 529-C	15,296	686	22.30
Class 529-E	2,924	129	22.75
Class 529-F	927	40	22.92
Class R-1	3,974	177	22.47
Class R-2	60,797	2,706	22.47
Class R-3	49,693	2,184	22.75
Class R-4	30,838	1,344	22.94
Class R-5	76,383	3,307	23.10
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $24.38 and $24.33, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding
tax of $5,073)	$91,447
Interest	20,227	$111,674

Fees and expenses:(1)
Investment advisory services	30,080
Distribution services	19,839
Transfer agent services	8,938
Administrative services	1,054
Reports to shareholders	395
Registration statement and prospectus	227
Postage, stationery and supplies	1,133
Trustees' compensation	345
Auditing and legal	163
Custodian	1,321
State and local taxes	108
Other	92
Total fees and expenses before reimbursements/waivers	63,695
Less reimbursement/waiver of fees and expenses:
Investment advisory services	2,505
Administrative services	152
Total fees and expenses after reimbursements/waivers		61,038
Net investment income		50,636

Net realized gain and change in unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	218,366
Non-U.S. currency transactions	(1,724)	216,642
Net change in unrealized appreciation on:
Investments	689,277
Non-U.S. currency translations	(5)	689,272
Net realized gain and
change in unrealized appreciation
on investments and non-U.S. currency		905,914
Net increase in net assets resulting
from operations		$956,550

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30

	2005	2004
Operations:
Net investment income	$50,636	$21,370
Net realized gain on investments and
non-U.S. currency transactions	216,642	510,406
Net change in unrealized appreciation
on investments and non-U.S. currency translations	689,272	278,605
Net increase in net assets
resulting from operations	956,550	810,381

Dividends paid to shareholders from net investment income and non-U.S. currency gains	(26,323)	(4,277)

Capital share transactions	(634,052)	(373,095)

Total increase in net assets	296,175	433,009

Net assets:
Beginning of year	7,462,034	7,029,025
End of year (including undistributed
net investment income: $41,784 and $20,028, respectively)	$7,758,209	$7,462,034

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. CollegeAmerica is sponsored by the Virginia College Savings Plan. SM The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica® is a registered trademark of the Virginia College Savings Plan.SM

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2005, non-U.S. withholding taxes paid on realized gains were $810,000. As of November 30, 2005, non-U.S. taxes provided on unrealized gains were $2,472,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of November 30, 2005, the cost of investment securities for federal income tax purposes was $6,451,922,000.

During the year ended November 30, 2005, the fund reclassified $2,534,000 from undistributed net investment income to accumulated net realized loss; and reclassified $23,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$42,668
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005 through November 30, 2005	(102)
Short-term and long-term capital loss deferrals	(628,648)
Gross unrealized appreciation on investment securities	1,726,583
Gross unrealized depreciation on investment securities	(404,587)
Net unrealized appreciation on investment securities	1,321,996

Short-term and long-term capital loss deferrals above include a capital loss carryforwards of $214,957,000 and $399,829,000 expiring in 2010 and 2011, respectively. These numbers reflect the utilization of a capital loss carryforward of $192,252,000 . The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended November 30, 2005, the fund realized, on a tax basis, a net capital gain of $192,252,000 after the deferral of capital losses of $13,862,000.

Ordinary income distributions paid to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

Share class	Year ended November 30, 2005	Year ended November 30, 2004
Class A	$25,438	$4,011
Class B	-	-
Class C	-	-
Class F	288	58
Class 529-A	141	37
Class 529-B	-	-
Class 529-C	-	-
Class 529-E	2	-
Class 529-F	2	- *
Class R-1	-	-
Class R-2	-	-
Class R-3	52	-
Class R-4	69	15
Class R-5	331	156
Total	$26,323	$4,277

* Amount less than one thousand.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the year, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended November 30, 2005, total investment advisory services fees waived by CRMC were $2,505,000. As a result, the fee shown on the accompanying financial statements of $30,080,000, which was equivalent to an annualized rate of 0.409%, was reduced to $27,575,000, or 0.375% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2005, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2005, the total administrative services fees paid by CRMC were $1,000, $148,000 and $3,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$16,118	$8,687	Not applicable	Not applicable	Not applicable
Class B	1,726	251	Not applicable	Not applicable	Not applicable
Class C	821	Included in administrative services	$124	$35	Not applicable
Class F	220		111	34	Not applicable
Class 529-A	67		55	10	$ 42
Class 529-B	83		11	6	8
Class 529-C	125		16	7	13
Class 529-E	11		3	1	2
Class 529-F	1		1	-*	1
Class R-1	29		4	3	Not applicable
Class R-2	378		76	283	Not applicable
Class R-3	204		61	55	Not applicable
Class R-4	56		34	2	Not applicable
Class R-5	Not applicable		55	1	Not applicable
Total	$19,839	$8,938	$551	$437	$66
* Amount less than one thousand.

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $345,000, shown on the accompanying financial statements, includes $260,000 in current fees (either paid in cash or deferred) and a net increase of $85,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2005
Class A	$489,359	23,401	$24,304	1,194	$(1,244,541)	(59,702)	$(730,878)	(35,107)
Class B	17,024	844	-	-	(24,991)	(1,246)	(7,967)	(402)
Class C	25,476	1,267	-	-	(15,776)	(792)	9,700	475
Class F	47,144	2,253	271	14	(17,771)	(855)	29,644	1,412
Class 529-A	13,163	632	141	7	(3,061)	(146)	10,243	493
Class 529-B	1,832	90	-	-	(442)	(22)	1,390	68
Class 529-C	4,134	202	-	-	(855)	(41)	3,279	161
Class 529-E	789	38	2	-*	(108)	(4)	683	34
Class 529-F	366	17	2	-*	(30)	(1)	338	16
Class R-1	2,343	114	-	-	(634)	(31)	1,709	83
Class R-2	22,858	1,114	-	-	(12,217)	(597)	10,641	517
Class R-3	18,462	892	52	2	(9,781)	(474)	8,733	420
Class R-4	14,696	703	69	3	(3,761)	(179)	11,004	527
Class R-5	24,754	1,155	319	16	(7,644)	(364)	17,429	807
Total net increase
(decrease)	$682,400	32,722	$25,160	1,236	$(1,341,612)	(64,454)	$(634,052)	(30,496)

Year ended November 30, 2004
Class A	$582,339	30,516	$3,832	214	$(1,078,019)	(56,682)	$(491,848)	(25,952)
Class B	31,350	1,702	-	-	(20,010)	(1,088)	11,340	614
Class C	30,088	1,634	-	-	(11,150)	(609)	18,938	1,025
Class F	42,379	2,224	55	3	(16,427)	(864)	26,007	1,363
Class 529-A	13,171	694	37	2	(1,323)	(70)	11,885	626
Class 529-B	2,984	160	-	-	(140)	(8)	2,844	152
Class 529-C	4,657	250	-	-	(467)	(25)	4,190	225
Class 529-E	713	37	-	-	(39)	(2)	674	35
Class 529-F	259	13	-*	-*	(41)	(2)	218	11
Class R-1	1,175	63	-	-	(266)	(14)	909	49
Class R-2	27,557	1,461	-	-	(8,233)	(438)	19,324	1,023
Class R-3	22,350	1,181	-	-	(6,693)	(354)	15,657	827
Class R-4	7,357	389	15	1	(2,621)	(138)	4,751	252
Class R-5	7,036	366	148	8	(5,168)	(272)	2,016	102
Total net increase
(decrease)	$773,415	40,690	$4,087	228	$(1,150,597)	(60,566)	$(373,095)	(19,648)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,180,839,000 and $2,971,718,000, respectively, during the year ended November 30, 2005.

Financial highlights

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements / waivers		Ratio of expenses to average net assets after reimbursements / waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 11/30/2005	$20.27	$.15		$2.63	$2.78	$(.07)	$-	$(.07)	$22.98	13.79%	$7,061			.83%		.79%		.73%
Year ended 11/30/2004	18.11	.06		2.11	2.17	(.01)	-	(.01)	20.27	12.00	6,938			.84		.84		.32
Year ended 11/30/2003	14.94	.01		3.16	3.17	-	-	-	18.11	21.22	6,671			.89		.89		.09
Year ended 11/30/2002	18.01	-	(5)	(3.07)	(3.07)	-	-	-	14.94	(17.05)	5,883			.89		.89		(.01)
Year ended 11/30/2001	24.69	.01		(3.76)	(3.75)	-	(2.93)	(2.93)	18.01	(17.67)	8,086			.82		.82		.02
Class B:
Year ended 11/30/2005	19.52	(.01)		2.54	2.53	-	-	-	22.05	12.96	185			1.60		1.57		(.05)
Year ended 11/30/2004	17.57	(.08)		2.03	1.95	-	-	-	19.52	11.10	172			1.62		1.62		(.45)
Year ended 11/30/2003	14.61	(.11)		3.07	2.96	-	-	-	17.57	20.26	144			1.68		1.68		(.70)
Year ended 11/30/2002	17.75	(.12)		(3.02)	(3.14)	-	-	-	14.61	(17.69)	104			1.69		1.69		(.79)
Year ended 11/30/2001	24.56	(.16)		(3.72)	(3.88)	-	(2.93)	(2.93)	17.75	(18.36)	111			1.63		1.63		(.81)
Class C:
Year ended 11/30/2005	19.46	(.02)		2.52	2.50	-	-	-	21.96	12.85	96			1.65		1.61		(.09)
Year ended 11/30/2004	17.52	(.09)		2.03	1.94	-	-	-	19.46	11.07	76			1.66		1.65		(.47)
Year ended 11/30/2003	14.57	(.11)		3.06	2.95	-	-	-	17.52	20.25	51			1.69		1.69		(.73)
Year ended 11/30/2002	17.70	(.12)		(3.01)	(3.13)	-	-	-	14.57	(17.68)	26			1.70		1.70		(.77)
Period from 3/15/2001 to 11/30/2001	19.75	(.16)		(1.89)	(2.05)	-	-	-	17.70	(10.38)	15			1.86	(6)	1.86	(6)	(1.19)	(6)
Class F:
Year ended 11/30/2005	20.19	.15		2.62	2.77	(.08)	-	(.08)	22.88	13.77	114			.86		.83		.70
Year ended 11/30/2004	18.07	.06		2.09	2.15	(.03)	-	(.03)	20.19	11.89	72			.89		.88		.32
Year ended 11/30/2003	14.91	.01		3.15	3.16	-	-	-	18.07	21.19	40			.91		.91		.04
Year ended 11/30/2002	17.98	-	(5)	(3.07)	(3.07)	-	-	-	14.91	(17.08)	15			.95		.95		(.02)
Period from 3/15/2001 to 11/30/2001	19.92	(.04)		(1.90)	(1.94)	-	-	-	17.98	(9.74)	7			1.00	(6)	1.00	(6)	(.34)	(6)
Class 529-A:
Year ended 11/30/2005	20.24	.14		2.63	2.77	(.08)	-	(.08)	22.93	13.74	51			.87		.84		.69
Year ended 11/30/2004	18.11	.06		2.10	2.16	(.03)	-	(.03)	20.24	11.96	35			.87		.86		.33
Year ended 11/30/2003	14.93	.02		3.16	3.18	-	-	-	18.11	21.30	20			.85		.85		.11
Period from 2/15/2002 to 11/30/2002	17.14	-	(5)	(2.21)	(2.21)	-	-	-	14.93	(12.89)	8			1.00	(6)	1.00	(6)	.02	(6)
Class 529-B:
Year ended 11/30/2005	19.76	(.04)		2.56	2.52	-	-	-	22.28	12.75	10			1.76		1.72		(.20)
Year ended 11/30/2004	17.82	(.11)		2.05	1.94	-	-	-	19.76	10.89	7			1.78		1.78		(.58)
Year ended 11/30/2003	14.83	(.13)		3.12	2.99	-	-	-	17.82	20.16	4			1.81		1.81		(.86)
Period from 2/19/2002 to 11/30/2002	16.76	(.09)		(1.84)	(1.93)	-	-	-	14.83	(11.52)	1			1.84	(6)	1.84	(6)	(.82)	(6)
Class 529-C:
Year ended 11/30/2005	19.77	(.04)		2.57	2.53	-	-	-	22.30	12.80	15			1.75		1.71		(.18)
Year ended 11/30/2004	17.83	(.11)		2.05	1.94	-	-	-	19.77	10.88	10			1.77		1.76		(.57)
Year ended 11/30/2003	14.84	(.13)		3.12	2.99	-	-	-	17.83	20.15	5			1.80		1.80		(.84)
Period from 2/21/2002 to 11/30/2002	16.55	(.09)		(1.62)	(1.71)	-	-	-	14.84	(10.33)	2			1.80	(6)	1.80	(6)	(.78)	(6)
Class 529-E:
Year ended 11/30/2005	20.09	.07		2.61	2.68	(.02)	-	(.02)	22.75	13.37	3			1.22		1.18		.35
Year ended 11/30/2004	18.01	(.01)		2.09	2.08	-	-	-	20.09	11.55	2			1.23		1.23		(.03)
Year ended 11/30/2003	14.91	(.05)		3.15	3.10	-	-	-	18.01	20.79	1			1.25		1.25		(.30)
Period from 3/15/2002 to 11/30/2002	18.26	(.02)		(3.33)	(3.35)	-	-	-	14.91	(18.35)	-		(7)	1.25	(6)	1.25	(6)	(.23)	(6)
Class 529-F:
Year ended 11/30/2005	20.20	.16		2.63	2.79	(.07)	-	(.07)	22.92	13.84	1			.81		.77		.76
Year ended 11/30/2004	18.09	.04		2.09	2.13	(.02)	-	(.02)	20.20	11.79	1			.98		.98		.23
Year ended 11/30/2003	14.94	(.01)		3.16	3.15	-	-	-	18.09	21.08	-		(7)	1.00		1.00		(.04)
Period from 10/11/2002 to 11/30/2002	12.30	-	(5)	2.64	2.64	-	-	-	14.94	21.46	-		(7)	.14		.14		(.03)

Class R-1:
Year ended 11/30/2005	$19.90	$(.02)		$2.59	$2.57	$-	$-	$-	$22.47	12.91%	$4			1.70%		1.61%		(.09)%
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-	-	-	19.90	11.05	2			1.76		1.65		(.44)
Year ended 11/30/2003	14.90	(.11)		3.13	3.02	-	-	-	17.92	20.27	1			1.96		1.66		(.69)
Period from 6/21/2002 to 11/30/2002	15.45	(.04)		(.51)	(.55)	-	-	-	14.90	(3.56)	-		(7)	1.43		.73		(.28)
Class R-2:						-	-
Year ended 11/30/2005	19.90	(.01)		2.58	2.57	-	-	-	22.47	12.91	61			1.91		1.58		(.05)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-	-	-	19.90	11.05	44			2.03		1.61		(.40)
Year ended 11/30/2003	14.88	(.11)		3.15	3.04	-	-	-	17.92	20.43	21			2.35		1.62		(.68)
Period from 5/31/2002 to 11/30/2002	17.02	(.05)		(2.09)	(2.14)	-	-	-	14.88	(12.57)	3			2.00	(6)	1.63	(6)	(.78)	(6)
Class R-3:
Year ended 11/30/2005	20.10	.07		2.61	2.68	(.03)	-	(.03)	22.75	13.35	50			1.24		1.19		.33
Year ended 11/30/2004	18.03	-	(5)	2.07	2.07	-	-	-	20.10	11.48	35			1.26		1.23		(.02)
Year ended 11/30/2003	14.92	(.05)		3.16	3.11	-	-	-	18.03	20.84	17			1.37		1.24		(.29)
Period from 6/25/2002 to 11/30/2002	15.26	(.02)		(.32)	(.34)	-	-	-	14.92	(2.23)	2			.61		.54		(.12)
Class R-4:
Year ended 11/30/2005	20.25	.15		2.63	2.78	(.09)	-	(.09)	22.94	13.76	31			.86		.82		.70
Year ended 11/30/2004	18.12	.07		2.09	2.16	(.03)	-	(.03)	20.25	11.92	17			.86		.85		.34
Year ended 11/30/2003	14.94	.01		3.17	3.18	-	-	-	18.12	21.28	10			.88		.88		.09
Period from 7/25/2002 to 11/30/2002	12.85	(.01)		2.10	2.09	-	-	-	14.94	16.26	4			.33		.31		(.03)
Class R-5:
Year ended 11/30/2005	20.37	.21		2.65	2.86	(.13)	-	(.13)	23.10	14.14	76			.55		.52		1.02
Year ended 11/30/2004	18.21	.12		2.10	2.22	(.06)	-	(.06)	20.37	12.26	51			.55		.55		.62
Year ended 11/30/2003	14.97	.06		3.18	3.24	-	-	-	18.21	21.64	44			.56		.56		.41
Period from 5/15/2002 to 11/30/2002	17.58	.03		(2.64)	(2.61)	-	-	-	14.97	(14.85)	31			.56	(6)	.56	(6)	.44	(6)

	Year ended November 30
	2005	2004	2003	2002	2001
Portfolio turnover rate for all classes of shares	32%	35%	38%	37%	41%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
January 10, 2006

Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended November 30, 2005.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates all of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $34,810,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $785,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005, through November 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense example

	Beginning account value 6/1/2005	Ending account value 11/30/2005	Expenses paid during period1	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,127.58	$4.11	.77%
Class A -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class B -- actual return	1,000.00	1,123.27	8.20	1.54
Class B -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class C -- actual return	1,000.00	1,122.71	8.46	1.59
Class C -- assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class F -- actual return	1,000.00	1,127.09	4.27	.80
Class F -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class 529-A -- actual return	1,000.00	1,127.33	4.32	.81
Class 529-A -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-B -- actual return	1,000.00	1,122.42	8.99	1.69
Class 529-B -- assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class 529-C -- actual return	1,000.00	1,122.85	8.94	1.68
Class 529-C -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class 529-E -- actual return	1,000.00	1,125.67	6.13	1.15
Class 529-E -- assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class 529-F -- actual return	1,000.00	1,128.51	3.47	.65
Class 529-F -- assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-1 -- actual return	1,000.00	1,122.94	8.46	1.59
Class R-1 -- assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class R-2 -- actual return	1,000.00	1,122.94	8.36	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-3 -- actual return	1,000.00	1,125.12	6.29	1.18
Class R-3 -- assumed 5% return	1,000.00	1,019.15	5.97	1.18
Class R-4 -- actual return	1,000.00	1,127.27	4.32	.81
Class R-4 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 -- actual return	1,000.00	1,129.59	2.67	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board members have approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2006. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is comprised of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of long-term growth of capital through investments primarily in stocks of companies in the services and information industries in the United States and around the world. They also considered information regarding the selection of indices and funds comparable to the fund that were used to evaluate relative investment results. The board and the committee reviewed the fund’s absolute investment results measured against: (i) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund), (ii) the Global Service and Information Index, and (iii) a comparison group of other funds in the Lipper Multi-Cap Growth Funds Index. The board and the committee noted that the fund’s investment results exceeded those of both indexes and the comparison group over the five-year period, both indexes over the 10-year period ended April 30, 2005, and exceeded those of the Lipper Index and a majority of the comparison group during the first four months of 2005. The board and the committee further noted that over the lifetime of the fund since December 1, 1983, the fund’s investment results were significantly higher than both indexes, and at the median of the comparison group.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Multi-Cap Growth Funds Index as of December 31, 2004. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in that comparison group. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of the fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

Other share class results unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2005 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+ 6.32%	+ 0.18%	- 3.57%
Not reflecting CDSC	+11.32%	+ 0.58%	- 3.42%
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+10.25%	—	+ 2.78%
Not reflecting CDSC	+11.25%	—	+ 2.78%
Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+12.11%	—	+ 3.61%
Class 529-A shares[2]— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+ 5.66%	—	+ 7.03%
Not reflecting maximum sales charge	+12.10%	—	+ 8.69%
Class 529-B shares[2]— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within
six years of purchase	+ 6.19%	—	+ 7.74%
Not reflecting CDSC	+11.19%	—	+ 8.37%
Class 529-C shares[2]— first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+10.18%	—	+ 8.75%
Not reflecting CDSC	+11.18%	—	+ 8.75%
Class 529-E shares[1,2]— first sold 3/15/02	+11.73%	—	+ 6.71%
Class 529-F shares[1,2]— first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+12.18%	—	+22.46%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Board of trustees

“Non-interested” trustees

	Year first
	elected
	a trustee
	of the
Name and age	fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 59	2000	Chairman of the Board and CEO, Ducommun
		Incorporated (aerospace components manufacturer)
Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 71		Ambassador to Spain; former Vice Chairman,
		Knight- Ridder, Inc. (communications company);
		Former Chairman and Publisher, The Miami Herald
H. Frederick Christie, 72	1983	Private investor; former President and CEO, The
		Mission Group (non-utility holding company,
		subsidiary of Southern California Edison Company)
John G. Freund, 52	2000	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies);
		former Managing Director — Alternative Asset
		Management Group, Chancellor Capital Management
Leonade D. Jones, 58	1995	Co -founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company
William H. Kling, 63	1987	President, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)
Norman R. Weldon, Ph.D., 71	1983	Managing Director, Partisan Management Group, Inc.
		(venture capital investor in medical device
		companies); former Chairman of the Board, Novoste
		Corporation; former President and Director, Corvita
		Corporation
Patricia K. Woolf, Ph.D., 71	1984	Private investor; corporate director; former Lecturer,
		Department of Molecular Biology, Princeton University

“Non-interested” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen
Name and age	by trustee	Other directorships[3] held by trustee

Joseph C. Berenato, 59	6	Ducommun Incorporated
Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 71
H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation;
		Southwest Water Company
John G. Freund, 52	2	XenoPort, Inc.
Leonade D. Jones, 58	6	None
William H. Kling, 63	6	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)
Norman R. Weldon, Ph.D., 71	3	AtriCure, Inc.
Patricia K. Woolf, Ph.D., 71	6	First Energy Corporation

“Interested” trustees4

Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Gordon Crawford, 59	1999	Senior Vice President and Director,
Vice Chairman of the Board		Capital Research and Management Company
Timothy D. Armour, 45	1991	Executive Vice President and Director,
President		Capital Research and Management Company;
Director, The Capital Group Companies, Inc.[5]

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Gordon Crawford, 59	2	None
Vice Chairman of the Board
Timothy D. Armour, 45	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling
American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071,
Attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years
Name, age and	officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Claudia P. Huntington, 53	1996	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group
		Companies, Inc.[5]
Alwyn Heong, 45	2000	Senior Vice President, Capital Research Company[5]
Vice President
David M. Riley, 38	2004	Senior Vice President, Capital Research Company[5]
Vice President
Chad L. Norton, 45	1991	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company
David A. Pritchett, 39	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company
Steven I. Koszalka, 41	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company
Sheryl F. Johnson, 37	1998	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. CollegeAmerica is sponsored by the Virginia College Savings Plan. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2005, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For nearly 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

•	An extensive global research effort
American Funds investment professionals around the world work to gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
>	The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-914-0106P

Litho in USA BBC/L/8064-S4884

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Joseph C. Berenato, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$60,000
2005	$70,000
b) Audit-Related Fees:
2004	$9,000
2005	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$355,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	$27,000
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $980,000 for fiscal year 2004 and $957,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds ®]

The New Economy Fund®
Investment portfolio

November 30, 2005

		Market value
Common stocks — 89.83%	Shares	(000)

SOFTWARE & SERVICES — 16.16%
Google Inc., Class A1	594,000	$ 240,564
Microsoft Corp.	6,380,000	176,790
Yahoo! Inc.[1]	3,666,000	147,483
SOFTBANK CORP.	1,100,000	88,618
Affiliated Computer Services, Inc., Class A1	1,263,000	70,450
First Data Corp.	1,484,000	64,213
Akamai Technologies, Inc.[1]	3,173,990	63,353
Oracle Corp.[1]	4,870,000	61,216
CNET Networks, Inc.[1]	4,080,000	61,159
Novell, Inc.[1]	6,276,900	48,834
Paychex, Inc.	1,125,000	47,711
Intuit Inc.[1]	800,000	42,856
Adobe Systems Inc.	1,200,000	39,132
NAVTEQ Corp.[1]	885,200	37,178
Ceridian Corp.[1]	1,065,150	25,564
Automatic Data Processing, Inc.	465,000	21,855
Iron Mountain Inc.[1]	400,000	16,500
		1,253,476

BANKS — 12.29%
Freddie Mac	1,830,000	114,284
HDFC Bank Ltd.	6,196,000	92,785
Société Générale	675,500	80,490
Wells Fargo & Co.	1,100,000	69,135
ICICI Bank Ltd.	4,660,000	54,661
ICICI Bank Ltd. (ADR)	400,000	10,188
Pusan Bank	5,160,000	63,230
City National Corp.	799,800	58,409
UniCredito Italiano SpA (Germany)	6,750,000	42,005
UniCredito Italiano SpA (Italy)	1,700,000	10,529
Mitsui Trust Holdings, Inc.	4,050,000	49,923
Erste Bank der oesterreichischen Sparkassen AG	900,000	47,945
ABN AMRO Holding NV	1,414,988	34,938
Banco Bradesco SA, preferred nominative	1,076,000	32,952
Royal Bank of Scotland Group PLC	1,004,586	28,659
Daegu Bank, Ltd.	1,615,800	23,464
Mizuho Financial Group, Inc.	3,300	23,304
Grupo Financiero Banorte, SA de CV	8,800,000	19,055
Kookmin Bank	279,500	18,339
HSBC Holdings PLC	930,624	14,900
Hypo Real Estate Holding AG	285,000	14,847
Woori Finance Holdings Co., Ltd.	806,960	14,755
South Financial Group, Inc.	425,000	12,610
Banco Itaú Holding Financeira SA, preferred nominative	340,000	8,619
Banco Santander Central Hispano, SA	659,523	8,395
Bayerische Hypo-und Vereinsbank AG1	175,000	5,117
		953,538

RETAILING — 9.91%
Target Corp.	3,150,000	168,556
Lowe’s Companies, Inc.	1,680,000	113,366
IAC/InterActiveCorp[1]	3,772,500	104,159
Expedia, Inc.[1]	3,290,000	81,559
Limited Brands, Inc.	2,670,000	59,407
Yamada Denki Co., Ltd.	577,000	59,166
Amazon.com, Inc.[1]	850,000	41,191
Best Buy Co., Inc.	750,000	36,180
CarMax, Inc.[1]	1,150,000	31,533
Gap, Inc.	1,487,000	25,844
Kingfisher PLC	5,025,000	19,548
Williams-Sonoma, Inc.[1]	269,800	11,707
DSG International PLC	3,556,600	9,409
eBay Inc.[1]	160,000	7,170
		768,795

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.78%
Texas Instruments Inc.	3,350,000	108,808
Taiwan Semiconductor Manufacturing Co. Ltd.	47,475,820	84,398
Maxim Integrated Products, Inc.	1,800,000	65,790
Analog Devices, Inc.	1,300,000	49,296
Applied Materials, Inc.	2,275,000	41,200
Novellus Systems, Inc.[1]	1,400,000	34,538
Altera Corp.[1]	1,750,000	31,955
Advanced Micro Devices, Inc.[1]	1,000,000	26,180
KLA-Tencor Corp.	500,000	25,595
Rohm Co., Ltd.	250,500	22,693
Microchip Technology Inc.	500,000	16,680
Integrated Device Technology, Inc.[1]	1,300,000	15,574
Sunplus Technology Co., Ltd.	3,259,000	3,282
		525,989

TELECOMMUNICATION SERVICES — 6.19%
Qwest Communications International Inc.[1]	16,100,000	84,364
Telephone and Data Systems, Inc.	931,100	34,032
Telephone and Data Systems, Inc., Special Common Shares	931,100	32,635
Sprint Nextel Corp.	2,650,000	66,356
Koninklijke KPN NV	6,026,500	59,735
Telefónica, SA	3,120,000	46,186
Bharti Tele-Ventures Ltd.[1]	5,000,000	38,909
Telekom Austria AG	1,684,023	38,148
France Télécom, SA	1,238,500	31,033
Vodafone Group PLC	11,900,000	25,667
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	28,559,000	15,685
KDDI Corp.	1,427	7,489
		480,239

MEDIA — 5.77%
Liberty Global, Inc., Class A1	2,338,998	52,183
Liberty Global, Inc., Class C1	2,460,194	51,098
Liberty Media Corp., Class A1	11,260,000	86,477
News Corp. Inc., Class A	3,502,815	51,877
Time Warner Inc.	2,750,000	49,445
Walt Disney Co.	1,300,000	32,409
Reader’s Digest Assn., Inc., Class A	2,000,000	31,060
Grupo Televisa, SA, ordinary participation certificates (ADR)	345,000	27,393
Arbitron Inc.	670,520	25,882
Discovery Holding Co., Class A1	1,328,000	20,730
Schibsted ASA	525,000	14,873
SET Satellite (Singapore) Pte. Ltd.[1,2,3]	775,461	3,012
SET India Ltd.[1,2,3]	31,400	1,532
		447,971

ENERGY — 4.06%
Schlumberger Ltd.	1,475,000	141,202
BJ Services Co.	1,500,000	54,975
Baker Hughes Inc.	900,000	51,615
Weatherford International Ltd.[1]	700,000	48,657
Smith International, Inc.	500,000	18,895
		315,344

COMMERCIAL SERVICES & SUPPLIES — 3.67%
United Stationers Inc.[1]	1,231,300	60,334
Rentokil Initial PLC	21,500,000	60,035
Monster Worldwide Inc.[1]	1,410,000	54,849
Robert Half International Inc.	1,000,000	38,260
Vedior NV	2,251,852	31,875
Buhrmann NV	2,000,000	26,495
SIRVA, Inc.[1]	1,671,200	12,935
		284,783

TECHNOLOGY HARDWARE & EQUIPMENT — 3.48%
Cisco Systems, Inc.[1]	4,329,200	75,934
Corning Inc.[1]	3,050,000	61,762
Nidec Corp.	550,000	39,529
Nokia Corp., Class A	1,900,000	32,470
Symbol Technologies, Inc.	2,000,000	22,860
Lexmark International, Inc., Class A1	350,000	16,667
International Business Machines Corp.	135,000	12,002
Flextronics International Ltd.[1]	850,000	8,772
		269,996

DIVERSIFIED FINANCIALS — 2.86%
Capital One Financial Corp.	750,000	62,295
Citigroup Inc.	900,000	43,695
Nasdaq Stock Market, Inc[1]	700,000	27,391
CapitalSource Inc.[1]	1,051,000	25,119
Bank of New York Co., Inc.	775,000	25,110
J.P. Morgan Chase & Co.	550,000	21,037
ING Groep NV	531,910	17,253
		221,900

HEALTH CARE EQUIPMENT & SERVICES — 2.75%
Express Scripts, Inc.[1]	650,000	54,899
Medtronic, Inc.	650,000	36,120
Kyphon Inc.[1]	800,000	33,992
Aetna Inc.	340,000	31,447
Cardinal Health, Inc.	260,000	16,627
Caremark Rx, Inc.[1]	300,000	15,417
Henry Schein, Inc.[1]	326,650	13,932
Alfresa Holdings Corp.	240,000	10,610
		213,044

INSURANCE — 2.00%
American International Group, Inc.	1,363,985	91,578
W.R. Berkley Corp.	800,000	37,296
XL Capital Ltd., Class A	250,000	16,595
PartnerRe Holdings Ltd.	140,000	9,559
		155,028

CONSUMER SERVICES — 1.96%
Carnival Corp., units	1,800,000	98,082
Outback Steakhouse, Inc.	700,000	28,196
Shangri-La Asia Ltd.	18,000,000	25,998
		152,276

TRANSPORTATION — 1.67%
Singapore Post Private Ltd.	59,065,000	41,219
United Parcel Service, Inc., Class B	375,000	29,212
Qantas Airways Ltd.	8,034,484	22,405
Southwest Airlines Co.	1,000,000	16,500
Transurban Group[1]	2,917,991	14,613
SembCorp Logistics Ltd.	5,706,560	5,670
		129,619

UTILITIES — 1.51%
Reliance Energy Ltd.	4,410,003	56,488
Veolia Environnement	658,200	28,199
Hong Kong and China Gas Co. Ltd.	10,042,000	21,303
E.ON AG	113,000	10,762
		116,752

FOOD & STAPLES RETAILING — 1.40%
Costco Wholesale Corp.	700,000	34,986
Wal-Mart de México, SA de CV, Series V	6,200,000	33,600
Koninklijke Ahold NV1	2,200,000	16,569
Walgreen Co.	350,000	15,988
Tesco PLC	1,350,000	7,073
		108,216

PHARMACEUTICALS & BIOTECHNOLOGY — 0.70%
Roche Holding AG	360,000	54,092

MATERIALS — 0.63%
Nitto Denko Corp.	718,000	49,323

CAPITAL GOODS — 0.57%
MSC Industrial Direct Co., Inc., Class A	929,100	36,318
Hi-P International Ltd.	7,770,000	7,812
		44,130

CONSUMER DURABLES & APPAREL — 0.50%
Garmin Ltd.	700,000	38,570

FOOD, BEVERAGE & TOBACCO — 0.10%
Coca-Cola West Japan Co. Ltd.	365,000	7,976

MISCELLANEOUS — 4.87%
Other common stocks in initial period of acquisition		378,100

Total common stocks (cost: $5,646,246,000)		6,969,157

	Shares or
Convertible securities — 0.46%	Principal amount

TECHNOLOGY HARDWARE & EQUIPMENT — 0.46%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031	$35,000,000	35,700

SOFTWARE & SERVICES — 0.00%
ProAct Technologies Corp., Series C, convertible preferred[1,2,3]	3,500,000	14

Total convertible securities (cost: $36,546,000)		35,714

	Principal amount
Short-term securities — 9.91%	(000)

Wal-Mart Stores Inc. 3.84%-4.08% due 12/5/2005-1/31/2006[2]	$95,600	95,132
Federal Home Loan Bank 3.72%-4.05% due 12/9/2005-1/13/2006	70,050	69,908
Preferred Receivables Funding Corp. 4.14%-4.16% due 1/5-1/13/2006[2]	52,800	52,534
J.P. Morgan Chase & Co. 4.01% due 12/7/2005	15,000	14,988
Pfizer Inc 3.975%-4.105% due 12/8/2005-1/4/2006[2]	64,700	64,558
Variable Funding Capital Corp. 4.04%-4.16% due 12/19/2005-1/18/2006[2]	60,000	59,802
Procter & Gamble Co. 3.80%-3.91% due 12/1-12/20/2005[2]	59,000	58,902
Clipper Receivables Co., LLC 4.01%-4.02% due 12/2-12/15/2005[2]	51,800	51,764
Bank of America Corp. 3.96% due 12/15/2005	40,700	40,636
International Lease Finance Corp. 4.005% due 12/15/2005	36,400	36,339
Freddie Mac 3.80%-4.14% due 12/21/2005-1/24/2006	35,900	35,779
Medtronic Inc. 4.07% due 12/20/2005[2]	25,000	24,944
HSBC Finance Corp. 4.06% due 1/18/2006	25,000	24,865
Edison Asset Securitization LLC 4.18% due 1/17/2006[2]	12,000	11,933
General Electric Capital Corp. 4.09% due 1/11/2006	10,800	10,750
Hershey Co. 3.99% due 12/21/2005[2]	20,000	19,953
Private Export Funding Corp. 4.12% due 1/26/2006[2]	20,000	19,873
U.S. Treasury Bills 3.925% due 12/15/2005	18,000	17,971
Kimberly-Clark Worldwide Inc. 4.06%-4.14% due 1/6-1/20/2006[2]	16,700	16,623
FCAR Owner Trust I 3.94% due 12/12/2005	14,400	14,381
CAFCO, LLC 3.96%-4.21% due 12/16/2005-1/27/2006[2]	12,000	11,950
Gannett Co. 4.07% due 1/6/2006[2]	5,300	5,278
Tennessee Valley Authority 3.72% due 12/1/2005	5,200	5,200
Estée Lauder Companies Inc. 4.04% due 12/29/2005[2]	5,000	4,984

Total short-term securities (cost: $769,049,000)		769,047

Total investment securities (cost: $6,451,841,000)		7,773,918
Other assets less liabilities		(15,709)

Net assets		$7,758,209

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $502,788,000, which represented 6.48% of the net assets of the fund.
3 Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts

MFGEFP-914-0106E-S4515

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The New Economy Fund:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the “Fund”) as of November 30, 2005, and for the year then ended and have issued our report thereon dated January 10, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of November 30, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
January 10, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Governance.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Timothy D. Armour
Timothy D. Armour, President and PEO

Date: February 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Timothy D. Armour
Timothy D. Armour, President and PEO

Date: February 7, 2006

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and PFO

Date: February 7, 2006